UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

IDAHO STRATEGIC RESOURCES, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IDAHO STRATEGIC RESOURCES, INC.

NOTICE OF MEETING AND PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 10, 2026

Dated May 1, 2026

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IDAHO STRATEGIC RESOURCES, INC.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Notice of Annual Meeting of Shareholders

Dear Shareholder:

Notice is hereby given that the Annual Meeting of Shareholders of Idaho Strategic Resources, Inc. (the “Company”) will be held at the Company’s corporate office, 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814, on June 10, 2026, at 9:00 AM Pacific Time (the “Annual Meeting”), for the following purposes:

1.	To elect the Company’s directors to serve until the Company’s 2027 Annual Meeting of Shareholders or until successors are duly elected and qualified;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year; and

3.	To transact such other business as may be brought properly before the Annual Meeting and all adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote for each of these proposals. These matters and instructions on how to vote are more fully described in the attached proxy statement and the proxy card (the “Proxy Statement”) accompanying this Notice, which is deemed to be a part of this notice. The approximate date of mailing the Proxy Statement, the enclosed annual report, and the form of proxy card is May 4, 2026.  The Board of Directors has fixed April 20, 2026, as the record date for the Annual Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders as of April 20, 2026, will be available for inspection by any shareholder at the Annual Meeting. Shareholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. If you hold your shares in a brokerage account, you are not a registered stockholder. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important, no matter how large or small your holdings may be. To assure your representation at the Annual Meeting, please vote your shares by returning the enclosed proxy promptly, or vote by phone or Internet in accordance with the voting instructions on your proxy card. If you received your proxy materials electronically, you may vote your shares by following the instructions provided in the “Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting.” This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

By Order of the Board of Directors,

/s/ John Swallow
John Swallow
Chairman of the Board

Dated: May 1, 2026

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IDAHO STRATEGIC RESOURCES, INC.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Proxy Statement

for

Annual Meeting of Shareholders

To Be Held June 10, 2026, 9:00 AM Pacific Time

Idaho Strategic Resources Corporate Office

201 N. 3rd Street, Coeur d’Alene, Idaho, 83814

The Board of Directors (the “Board”) of Idaho Strategic Resources, Inc. (the “Company”) is soliciting proxies for use at the annual meeting of shareholders to be held on Wednesday, June 10, 2026, at 9:00 A.M., Pacific Time, at the Company’s offices, located at 201 N. 3rd Street, Coeur d’Alene, Idaho, and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Meeting and regarding the availability of this Proxy Statement and form of proxy card first mailed to holders of the Company’s common stock on or about May 4, 2026. You are invited to attend the Annual Meeting at the above-stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank, or other nominee.

You can vote your shares in person, by completing a proxy card online, by completing and returning a proxy card provided to you by mail or fax, or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank, or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted “FOR” the election of all Directors, and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm. The proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. The Company’s corporate Bylaws define a quorum as a majority of all the shares entitled to vote, represented by shareholders of record in person or by proxy, but in no event shall a quorum consist of less than one-third (1/3) of the shares outstanding entitled to vote at the meeting. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting firm.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on April 20, 2026, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues, allowing you to make an informed decision.

Who May Vote?

The Board has fixed April 20, 2026, as the close of business to serve as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record of the Company’s common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. As of April 20, 2026, 15,808,359 shares were issued and outstanding.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder from April 20, 2026, through the date of the Annual Meeting.

How You Can Vote Before the Annual Meeting?

The Company encourages shareholders to submit their votes in advance of the Annual Meeting. You can ensure that your shares are voted at the Annual Meeting by submitting your proxy via the Internet at www.proxyvote.com or by touch-tone telephone at (800) 690-6903 (following the instructions on your proxy card, voting instruction form, or Notice). Alternatively, if you received your materials by mail, you can complete and return the proxy or voting instruction form in the accompanying envelope. Please allow sufficient time for postal delivery to ensure your materials are received on time. All mailed materials must be received one day prior to the meeting date of June 10, 2026, at 9:00 am.  If you vote in advance of the Annual Meeting using one of these methods, you will still be able to participate and vote in person at the Annual Meeting.

How You Can Vote In Person at the Annual Meeting?

Only registered shareholders, or duly appointed proxyholders, are permitted to vote at the Annual Meeting. Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank, or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares that are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an Intermediary that the Non-Registered Holder deals with in respect of the shares; or (b) in the name of a clearing agency (such as The Depository Trust & Clearing Corporation, of which the Intermediary is a participant). The proxy materials that you receive, and who you receive them from, will vary depending upon whether you are a “non-objecting beneficial owner” (a “NOBO”), which means you have provided instructions to your Intermediary that you do not object to the Intermediary disclosing beneficial ownership information about you to the Company for certain purposes, or an “objecting beneficial owner” (an “OBO”), which means that you have provided instructions to your Intermediary that you object to the Intermediary disclosing such beneficial ownership information. If you are a NOBO, a request for voting instructions or a voting instruction form from the Company or its agent is included with the Proxy Materials. Please return your voting instructions as specified in the request for voting instructions. If you wish to attend the Annual Meeting and vote in person, write your name in the place provided for that purpose in the voting instruction form provided to you, in effect designating yourself as proxy, and the Company will deposit it with its transfer agent. If you do not intend to attend the Annual Meeting, or have an appointee do so on your behalf, but should you wish your shares to be voted, please complete and return the information requested in the voting instruction form.

How You Can Change Your Vote?

You may change your vote by revoking your proxy at any time before it is exercised, which can be done by delivering written notice of revocation to us, by delivering a new proxy bearing a later date, or by voting electronically or in person at the Annual Meeting. (Presence at the Annual Meeting by a shareholder who has submitted a proxy does not in itself revoke the proxy.) If you are the beneficial owner of shares held for you in an account with an Intermediary, you must contact that Intermediary to revoke a previously authorized proxy.

How Many Securities Are Entitled to Vote?

As of the record date, there were 15,808,359 shares of common stock outstanding. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on. Treasury shares are not voted.

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Voting Standards and Board Recommendations

Other than the matters identified below, the Company does not know of any additional matters to be brought before the Annual Meeting:

VOTING ITEM	VOTING STANDARD	TREATMENT OF ABSTENTIONS, WITHHOLDS & BROKER NON-VOTE	BOARD RECOMMENDS
Election of directors	Plurality of votes cast	A “withhold” vote with respect to any nominee will not affect the election of that nominee. Broker non-votes will have no effect on the election of directors.	FOR
Ratification of auditors	Majority of votes cast	Abstentions and broker non-votes are not counted as votes cast, and thus will have no effect on the outcome of the vote. Votes marked “AGAINST” will have an effect on the outcome of the vote.	FOR

A quorum for a matter will be present if a majority of the shares of common stock issued and outstanding and entitled to vote as of the record date are present in person or represented by proxy at the Annual Meeting, but in no event shall the quorum consist of less than one-third of shares entitle to vote in person or by proxy. Based on 15,808,359 voting shares outstanding as of the record date of April 20, 2026, 5,269,453 shares must be present at the Annual Meeting in person or by proxy. For purposes of determining the presence of a quorum for a matter, shares present at the Annual Meeting that are not voted, such as abstentions and “broker non-votes,” will be treated as shares that are present at the Annual Meeting. If a quorum is not present in person or by proxy at the Annual Meeting, or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Annual Meeting, the chair of the Annual Meeting or the shareholders entitled to vote at the Annual Meeting, present in person, or by proxy, have the power to adjourn the Annual Meeting to a later date until a quorum is obtained.

Broker Non-Votes

Broker non-votes occur when a bank or broker has not received directions from its customer and does not have the discretionary authority to vote the customer’s shares that are present at the Annual Meeting. Brokers are only permitted to exercise discretion and vote on “routine proposals” (such as ratification of the independent auditor) without instructions from their customers.

The Company Has a Plurality Voting Standard for Director Elections

The five nominees for director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy will be elected. You may vote “FOR” one or more of the nominees or you may vote “WITHHOLD” for one or more of the nominees. You may not cumulate your votes for the election of directors. Proxies cannot be voted for a greater number of directors than the number of nominees in the proxy statement.

How Proxies Will Be Voted?

Proxies will be voted as specified or as recommended by the Board. The shares represented by all valid proxies that are received on time will be voted as specified. When a valid proxy form is received and it does not indicate specific choices, the shares represented by that proxy will be voted in accordance with the Board’s recommendations (in this case, “FOR” each director nominee and proposal).

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What Happens if Other Matters are Properly Presented at the Annual Meeting?

If any matter not described in this proxy statement is properly presented for a vote at the Annual Meeting, the persons named on the proxy form will vote in accordance with their judgment.

What Happens if a Director Nominee is Unable to Serve?

The Company does not know of any reason why any nominee would be unable to serve as a director. If any nominee is unable to serve, the Board may either nominate a different individual or reduce its size. If the Board nominates a different individual, the shares represented by all valid proxies will be voted for that nominee.

This solicitation is being made by the Board of Directors of the Company.

The Company’s board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. In addition to solicitation by mail, the Company’s directors, officers and employees may solicit proxies by telephone, e-mail and in person without additional compensation. The Company will reimburse brokers, banks or other nominees holding shares in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to non-registered stockholders, including non-registered stockholders who object to the disclosure of their ownership by their Intermediary.

The cost of the Annual Meeting, including the cost of preparing and mailing the Annual Meeting materials, will be borne by the Company.

Where can I find the voting results of the Annual Meeting?

The Company will publish the results in a current report filing on Form 8-K with the Securities and Exchange Commission (“SEC”) within four (4) business days of the Annual Meeting.

When are shareholder proposals due for the next year’s Annual Meeting of Shareholders?

In order to be considered for inclusion in next year’s proxy statement, shareholder proposals and shareholder director nominees must be submitted in writing to the Company’s Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and received not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting; provided, however, that in the event the date of the annual meeting of shareholders is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be delivered a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements regarding form and substance established by the SEC if they are to be included in the proxy statement and form of proxy.

Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after the Company begins to print and send its proxy materials will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

Rights of Dissenters

No action is proposed at this meeting for which the laws of the state of Idaho or the Company’s Bylaws provide a right of its shareholders to dissent and obtain appraisal of or payment for such shareholders’ common stock.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence and Related Party Transactions

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. As of the date of this proxy, the Company has five directors, including three that the Board has determined are independent, as follows:

•	Richard Beaven
•	Kevin Shiell
•	Carolyn Turner

An “independent” director is a director whom the Board has determined satisfies the requirements for independence, including those established under the Sarbanes–Oxley Act of 2002, section 10A(m)(3) of the Exchange Act and under section 803A of the NYSE American LLC Company Guide (“NYSE American Rules”).

The Company considers “related party transactions” to be transactions between the Company and (1) a director, officer, director nominee or beneficial owner of five percent or more of its common stock; (2) the spouse, parents, children, siblings, or in-laws of any person named in (1); or (3) an entity in which one of the Company’s directors and officers is also a director or officer or has a material financial interest. The Audit Committee is responsible for evaluating and approving any potential related party transactions, unless a special committee consisting solely of disinterested and independent directors (as defined in the NYSE American Rules) is appointed by the Board. The Company’s policies and procedures for related party transactions are set forth in writing in the Code of Ethics and Audit Committee Charter. There were no related party transactions during the fiscal year ended December 31, 2025, reportable under Regulation S-K 404(d).  The Company has, nevertheless, reported related party transactions that fall below the thresholds required to report, which can be found in Note 12 to the Consolidated Financial Statements in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2025.

There are no family relationships among the Company’s executive officers and directors.

There have been no material legal proceedings to which any Director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Director Meeting Attendance

In 2025, the Board held six meetings, including regularly scheduled and special meetings. In 2025, each director attended 100% of the aggregate of all Board meetings and the meetings of the committees on which they served (during the periods for which they served on the Board and such committees).  Four of the five members of the Board of Directors attended the 2025 Annual Meeting.

Executive Sessions of Independent Directors

The Company’s independent directors meet in an executive session at least once a year to discuss matters related to management development and succession, as well as to evaluate members of executive management. The Board has not formally selected a director to preside over each executive session; instead, the participating directors designate a presiding director for each session.

Board Committees

The Company’s Board has the following three standing committees: Audit Committee, Compensation and Nominating Committee, and charters have been adopted for each of these committees. The charters for the Audit Committee, Compensation Committee, and Nominating Committees are available on the Company’s website at https://idahostrategic.com/corporate-governance/.

Committee Structure

It is the general policy of the Company that the Board will consider all major decisions. The committee structure of the Board has been expanded and includes the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board may form other committees as it determines appropriate. A copy of the charter for each committee is available on the Company’s website: https://idahostrategic.com/corporate-governance/.

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Audit Committee

The Audit Committee is comprised of three independent directors, Richard Beaven, Kevin Shiell and Carolyn Turner, and was established in January 2022 by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee recommends the appointment of independent public accountants to conduct audits of the Company’s financial statements, reviews with the accountants the plan and results of the auditing engagement, approves other professional services provided by the accountants, and evaluates the independence of the accountants. The Audit Committee also reviews the scope and adequacy of the Company’s system of internal controls and procedures over financial reporting. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NYSE American listing standards and the applicable rules of the SEC. The Board has determined that Richard Beaven and Carolyn Turner are “audit committee financial experts” as defined by the rules of the SEC. The Audit Committee met four times during the fiscal year ended December 31, 2025.

Audit Committee Report

The Company’s Audit Committee has met with management and external auditors to review the audited financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant, as required by the PCAOB’s applicable requirements regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independence of the independent accountant.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2025, for filing with the SEC.  The Audit Committee and the Board have also recommended the selection of Assure CPA, LLC as the Company's independent auditors for the fiscal year 2026.

Submitted by the Audit Committee Members

Richard Beaven, Kevin Shiell and Carolyn Turner

Compensation Committee

The Compensation Committee was established by the Board to meet the listing requirements for the NYSE American and for the purpose of administering the Equity Plan and the compensation for Mr. Swallow, the Chief Executive Officer of the Company. Additionally, the Compensation Committee determines which executive officers and other employees may receive stock options and other stock-based awards and the amounts of such stock-based awards.

The Compensation Committee and its membership shall meet all applicable legal, regulatory and listing requirements set forth in the NYSE American LLC Company Guide, including the independence requirements set forth in Section 805(c)(1) of the NYSE American LLC Company Guide, and the rules and regulations of all applicable securities regulatory authorities. Each member of the Committee shall be independent within the meaning of applicable securities laws and stock exchange rules. The Compensation Committee is comprised of three independent board members, Kevin Shiell, Richard Beaven and Carolyn Turner.

The Compensation Committee is responsible for reviewing the results of the evaluations of directors and senior officers by the Chief Executive Officer and recommends to the Board the compensation arrangements for such officers and directors, in consultation with the Chief Executive Officer.  The Committee also completes an annual performance review of the Chief Executive Officer, considering the corporate goals and objectives relevant to compensation.  The Committee may engage independent counsel, an independent compensation advisor and other advisors as it determines necessary to carry out its duties; however, it cannot delegate its authority to determine director and executive officer compensation. During the fiscal year ended December 31, 2025, and to date, the Company has not hired any compensation consultants. All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation.  The Compensation Committee met one time during the fiscal year ended December 31, 2025.

Nominating Committee

The Company’s Charter of the Corporate Governance and Nominating Committee requires two members of the Committee (majority) to be independent within the meaning of applicable securities laws and stock exchange rules (including the listing requirements of the NYSE American LLC Company Guide).  The Nominating Committee is comprised of three independent board members, Kevin Shiell, Carolyn Turner and Richard Beaven, who are currently and if elected will remain non-management directors. The Charter of the Corporate Governance and Nominating Committee can be found at https://idahostrategic.com/corporate-governance/

The Nominating Committee was created by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the identification, evaluation and selection of qualified candidates for appointment or election to the Board.

Director nominees are considered by the Nominating Committee on a case-by-case basis. A candidate for election to the Board of Directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity, and experience with a high level of responsibilities within their chosen fields and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry.

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The Nominating Committee will consider these criteria for nominees identified by the Nominating Committee or the Board of Directors, by stockholders, company executives or through other sources. When directors are considered for nomination the Nominating Committee will take into consideration these qualities as well as the composition of the Company’s Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities.

Shareholders should follow the procedures set forth above pertaining to shareholder proposals to propose a director nominee. The Nominating Committee met one time during the fiscal year ended December 31, 2025.

No fees were paid to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

There have been no shareholder nominations to the board.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Board member. The Company’s contact information is also available on the Company’s website: www.idahostrategic.com.

Board of Directors Leadership Structure and Role in Risk Oversight

The Company is led by John Swallow, who has served as Executive Chairman of the Board since July 11, 2019, and Chief Executive Officer since January 20, 2017.

The Board of Directors believes that the current Board leadership structure, in which the roles of Chairman and Chief Executive Officer are held by one person, is appropriate for the Company and its shareholders at this time. The current Board leadership structure is believed to be appropriate because it demonstrates to shareholders, employees, suppliers, customers, and other stakeholders that the Company is under strong and focused leadership, which is in alignment with employees, shareholders and the communities in which the Company operates. The Board will continue to review the Company’s corporate governance policies and leadership structure on an ongoing basis to ensure that they continue to meet the Company’s stated needs and supports and enables its goals. The Company will review these policies and may adopt a different approach in the future if circumstances warrant a change.

The Board as a whole is responsible for overseeing strategic planning, organizational design and effectiveness, systemic risk management and progress of the Company’s critical projects, and receives frequent, periodic reports from management. The Company believes that its directors provide independent and effective oversight of the systemic risk management function process, especially through strategic and organizational reviews and continuous dialogue between the Board and management.

Code of Ethics

The Company adopted a Code of Ethics at a Board of Directors meeting on December 9, 2003, which applies to the Company’s executive officers. The Company also adopted a Code of Ethics for all employees at the Board of Directors meeting on February 18, 2008.  In January 2022, the Company also adopted a Code of Business Conduct and Ethics for all employees, officers and directors and any consultants, which is available on the Company’s website: www.idahostrategic.com.

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of five (5) Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one (1) year terms until their successors are elected and qualified at the next Annual Meeting. In the event the Board increases to nine (9) Directors, the Board will be divided into three (3) classes.

Who is standing for election this year?

The Board has nominated for election at the Annual Meeting John Swallow, Grant Brackebusch, Kevin Shiell, Richard Beaven and Carolyn Turner to serve until the 2027 annual meeting or until their successors are elected. Each nominee is currently a director of the Company and has consented to being named as a nominee.

1.	John Swallow

2.	Grant Brackebusch

3.	Kevin Shiell

4.	Richard Beaven

5.	Carolyn Turner

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FIVE NOMINEES

John Swallow has served as CEO and President of Idaho Strategic Resources, Inc. during the preceding eight years. Mr. Swallow is a long-term IDR shareholder, successful business owner, c-suite leader and public company director with over 30 years of experience in the mining industry and has an impressive track record of investment return and job creation. He grew up in Northern Idaho in a time when timber and mining were the dominant industries. This has given him a historical perspective of the industries and understanding of employees and local communities that has proven to be valuable in driving business growth. Since 2014, Mr. Swallow has been Chairman of IDR and President and CEO since 2018, where he led efforts to transform IDR from a small, OTC listed company that began with a partially owned gold mine and mill, into a NYSE listed and vertically integrated gold producer with approximately 70 employees and substantial exploration opportunities in gold, copper, silver, rare earth elements, and thorium. He is a co-founder and former owner of Timberline Drilling Inc. and helped guide the business from a small core drilling company into a successful industry service provider from 2011 to 2015. Mr. Swallow has led fundraising efforts for both private and publicly traded companies and advanced private companies to a public listing, including on the NYSE American. In addition to a career in the mining industry, Mr. Swallow is active in his local communities with a specific focus on historical preservation and conservation. He has led efforts to save and renovate five distinct historic buildings in his local Northern Idaho communities with the goal of giving them purpose for the next 100+ years of life. In addition, he has also opted to contribute a portion of his personal property holdings into a conservation easement to protect it from future development and preserve the natural scenic corridor and wildlife overlooking Lake Coeur d’Alene. Mr. Swallow attended the University of Idaho and received a B.A. degree in finance from Arizona State University.

Grant Brackebusch, P.E. is a registered professional mining engineer, IDR co-founder, and fellow shareholder. He helped design, permit and build the New Jersey Mill and supervises both mining and milling operations at the Company, including permitting, bonding and internal feasibility studies. Mr. Brackebusch has been instrumental in many aspects of Company's operations and management, including all levels of economic analysis, open pit and underground modeling, pit design, and underground mining and development. His experience implementing, and knowledge of paste tailings and flotation mill design makes him an expert in the field. His dedication to the success of the company and building a cohesive employee base has been an important factor in advancing the Golden Chest Mine to production. Mr. Brackebusch is a co-principal of Mine Systems Design, Inc., a family-owned mining consulting firm specializing in paste tailings. He is the second of three generations that have worked or are working for IDR. Mr. Brackebusch has deep roots in the Silver Valley and is a respected member of local community. Prior to co-founding IDR, he worked for Newmont on the Carlin Trend.

Kevin Shiell has more than 30 years of operating and management experience in the mining and mineral processing industries. Mr. Shiell has held executive leadership positions at several public and private mining companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MGM Gold, various mine supervisory positions at Hecla Mining Company (“Hecla”), President and Director at Gold Road Mining Corporation, and VP of Operations-Idaho for Americas Gold and Silver. Currently, Mr. Shiell is Mine Operations Manager at Silver Bow Mining, and serves as an Independent Director at Idaho Strategic Resources, Inc. Mr. Shiell is an independent board member of Idaho Strategic Resources and serves on the Compensation, Audit and Nominating & Corporate Governance Committees.

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Richard Beaven joined the Idaho Strategic Board on January 12, 2022. Mr. Beaven is Lead Portfolio Manager and Principal at Signia Capital Management (“Signia”). Signia is a small-cap value asset manager with a largely institutional client base. Prior to co-founding Signia in 2002, Rich was the Assistant Director of Research and a Portfolio Manager for a $2B Pacific Northwest asset management firm. With blue-collar roots, Rich went on to get a BA in business administration from the University of Kentucky and an MBA from Gonzaga University. In addition, he is a Chartered Financial Analyst (“CFA”) charter holder and has served as President of the CFA Society of Spokane. Mr. Beaven is an independent board member of Idaho Strategic Resources and serves as the Committee Chair for the Compensation, Audit and Nominating & Corporate Governance Committees.

Carolyn Turner was elected to the Company’s Board of Directors in August 2023. She is currently the owner and principal of Graham Peak Consulting, LLC in Kingston, ID where she specializes in accounting and finance consulting in the mining and heavy construction industries. Prior to her time at Graham Peak Consulting, Ms. Turner spent over 30 years in the mining industry with companies such as Silver Valley Resources (“ASARCO”), Coeur Mining, and Hecla Mining Corp. Ms. Turner’s experience includes mine operations, metals marketing, project development and financing. She previously served as the Treasurer for both Hecla and Coeur Mining where her roles were centered around quarterly and annual budgeting, rolling monthly forecasting, economic modeling, mergers and acquisitions, as well as numerous treasury and audit functions. Ms. Turner’s educational background consists of a Bachelor of Science degree in Business Administration Accounting from Montana State University–Billings, followed by a Master of Business Administration from Regis University, Denver. Ms. Turner is a licensed Certified Public Accountant and has served numerous years as an elected trustee on the Kellogg Idaho Joint School District Board. Ms. Turner is an independent board member of Idaho Strategic Resources and serves on the Compensation, Audit and Nominating & Corporate Governance Committees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

Directors, Nominees and Executive Officers

The following table sets forth certain information with respect to the Company’s current directors and nominees, executive officers, and key employees. The ages of the directors and officers and number of shares held are shown as of April 20, 2026.

Name & Address	Age	Position	Term	No. of Shares	Percent of Class (1)
John Swallow c/o 201 N. 3rd Street		Chief Executive Officer/President &
Coeur d’Alene, ID 83814	59	Chairman of the Board	8/29/2017 to present	666,090	4.15%
Grant Brackebusch c/o 201 N. 3rd Street		Chief Financial Officer/Vice President
Coeur d’Alene, ID 83814	56	& Director	7/18/1996 to present	129,052	0.80%
Kevin Shiell
c/o 201 N 3rd Street
Coeur d’Alene, ID 83814	68	Director	1/10/2017 to present	59,016	0.37%
Richard Beaven
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	58	Director	1/12/2022 to present	21,183	0.13%
Carolyn Turner
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	57	Director	8/8/2023 to present	10,980	0.07%
Robert Morgan
c/o 201 N. 3rd Street		Vice President,
Coeur d’Alene, ID 83814	59	Exploration	1/16/2018 to present	46,796	0.29%
Monique Hayes
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	60	Secretary	11/20/2016 to present	15,393	0.10%

(1) Based upon 15,808,359 outstanding shares of common stock, vested options to purchase 47,500 shares of common stock, and unvested options to purchase 200,000 shares of common stock at April 20, 2026.

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Executive Officers and Key Employees

Robert Morgan has served as the Vice President of Exploration of the Company since January 2018. Mr. Morgan has over 22 years of exploration experience, including 20 years focused on gold exploration, of which 12 years were in Northern Idaho and Montana. Mr. Morgan has worked for some of the world's leading gold exploration and mining companies, including Newmont and ASARCO, throughout the western United States, Alaska, and South America. He is practiced in designing, implementing, and managing large exploration programs for gold, silver, base metals and REEs. His technical work has included geologic mapping, logging of drill holes, compilation, and interpretation of multiple data sets for target identification. Mr. Morgan earned his Bachelor of Science degree in geology from California State University at Chico. He has an extensive environmental background with emphasis on wetlands and water management. Mr. Morgan is a registered Professional Geologist with the State of Idaho and a Professional Land Surveyor registered with the State of Montana.

Monique Hayes was appointed Corporate Secretary in November 2016. She has over 20 years of experience in corporate governance and investor relations, holding executive positions for both NYSE- and TSX-listed mining companies, including Corporate Secretary and Director of Investor Relations at Revette Mining Company and Sterling Mining Company.  Prior to joining Idaho Strategic Resources, she worked for Hecla Mining Company in stakeholder communication for the Rock Creek Mine project in Montana.

Other Directorships

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee determines the overall compensation structure for the Company’s Chief Executive Officer and other named executive officers. Each year, the Compensation Committee reviews the Company’s compensation policy and programs to ensure that these policies and programs enhance shareholder value, align pay and performance, and attract and retain top executive talent. As part of this process, the Compensation Committee reviews the Company’s compensation practices and policies to help maintain appropriate base salary, periodic bonuses, and equity compensation plans for executives. The Compensation Committee does not use a single method or measure in developing its recommendations, nor does it establish specific targets for the total direct compensation opportunities for the executive offers; however, the Compensation Committee generally begins its deliberation on cash and equity compensation levels with reference  to overall Company performance and compensation as reflected  in competitive market data and peer groups. The Compensation Committee has delegated to the Company’s CEO the authority to approve compensation and grants of stock options to all non-executive employees and staff.

The CEO makes recommendations to the Compensation Committee on the base salary and target incentive plans for other named executive officers. Such recommendations may be derived from changes in responsibilities, compensation levels for similar positions in the industry, Company performance, total targeted and historical compensation, and personal performance and contributions. With respect to the CEO’s compensation, the same considerations apply; however, this process is formalized in the Compensation Committee’s charter.

The Company’s Board of Directors oversee fee levels and other elements of compensation for our non-employee directors.

Shareholder Advisory Vote on Executive Compensation

The Company’s most recent advisory vote regarding executive compensation was conducted in 2024. Of the shareholders who participated, an overwhelming 99% voted in favor of the executive compensation program. The Board of Directors and the Compensation Committee consider shareholder input to be valuable and take their opinions into considerations when assessing and refining executive compensation.

The Company’s Board of Directors oversee fee levels and other elements of compensation for our non-employee directors.

Compensation Policies with Regard to Risk Management

The Board is responsible for overseeing the Company's overall risk management. Idaho Strategic Resources is subject to the inherent risks involved in the production, exploration, and development of mineral properties, and shareholders should carefully review Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. However, Idaho Strategic Resources does not have any compensation plans or incentives in place for its Named Executive Officers or any employee for engaging in risk-taking activities or managing risks. Idaho Strategic Resources does not engage in activities that traditionally incentivize financial risk-taking, such as buying or selling derivatives or other similar instruments.

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Clawback Policy

The Company maintains a Policy for the Recovery of Erroneously Awarded Compensation (“Clawback Policy”) applicable to executive compensation in the event of misconduct on the part of an executive officer, including any such misconduct that results in a restatement of its financial statements. The Clawback Policy is filed with the SEC as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2025. To date, there has been no required recovery of erroneously awarded compensation under the Clawback Policy.

Insider Trading Policy

The Company adopted an Insider Trading Policy on March 26, 2025, applicable to all directors, executive officers, employees, consultants, contractors, and their household members. The policy prohibits trading in the Company’s securities while in possession of material nonpublic information and establishes blackout periods and mandatory pre-clearance procedures for directors and executive officers. It also addresses the prohibition of hedging transactions, short sales, and margin accounts, and includes procedures related to trading windows and the use of Rule 10b5-1 trading plans.

In the last fiscal quarter of 2025, no director or officer of the Company adopted or terminated any contract, instruction, written plan, or Rule 10b5-1 trading arrangement for the purchase or sale of the Company’s securities.

2025 Executive Compensation Decisions

Typically, the principal executive officer of the Company makes recommendations to the compensation committee, comprised of three independent board members, concerning individual salary levels, bonuses, equity incentives and other forms of compensation for all of the executive officers other than himself, which are then reviewed and submitted to the full board for approval. The compensation committee makes its own recommendation concerning the principal executive officer’s salary, bonus, and other types of compensation.

During 2025, the Compensation Committee took into account several factors when determining these salary adjustments. These considerations included the Company's increased growth, ongoing production development, and expanding resources over the past three years, as well as improved profitability during the last two years. In addition, the Committee reviewed average salaries for comparable positions within peer group companies. Their analysis showed that the salaries of the Named Executive Officers remained below the average compensation levels of the peer group.

2025 Executive Salary Adjustments

During 2025, the Compensation Committee, working closely with the Named Executive Officers, approved increases to the annual salaries of the Company's senior leadership. Effective December 1, 2025, the annual salary for John Swallow, President and CEO, was raised from $252,000 to $277,000. Similarly, Grant Brackebusch, Vice President, received an increase from $252,000 to $277,000.

On January 15, 2025, Idaho Strategic Resources granted an aggregate of 400,000 stock options under the 2023 Equity Incentive Compensation Plan, including a total of 13,000 stock options to the Named Executive Officers and 10,000 stock options to the members of the Board of Directors. All stock options granted have a three-year life, an exercise price of $11.50 per share, and a total grant date fair value of $1,901,360, based on a Black-Scholes model with a volatility of 64.2% and a risk-free interest rate of 4.34%.

Employment Agreements and Change in Control

None of the Company’s Named Executive Officers has an ongoing employment agreement or an agreement containing a Change in Control provision.

Stock Ownership Guidelines

The Company has adopted an insider trading policy governing the purchase, sale, and/or other dispositions of its securities by its directors, officers, and employees, which the Company believes is reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the exchange listing standards applicable to the Company. A copy of the Company’s Security Trading Policy is filed as Exhibit 19.1 to the Company’s Form 10-K.

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Compensation of Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid by the Company to John Swallow, the Company’s President, Chief Executive Officer, and Chairman of the Board; Grant Brackebusch, the Company’s Chief Financial Officer and Vice President; and, Robert Morgan, the Company’s Vice President of Exploration (together the “Named Executive Officers” or “NEOs”), for the three (3) most recent years is as follows:

Executive Officer Summary Compensation Table

Name & Principal Position	Year	Salary[1] ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[2] ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Swallow	2025	279,650	53,550	-	109,328	-	-	-	442,528
President, CEO &	2024	208,500	32,000	-	-	-	-	-	240,500
Chairman	2023	167,042	-	-	-	-	-	-	167,042
Grant Brackebusch	2025	279,650	53,550	-	109,328	-	-	-	442,528
CFO & Vice President	2024	208,500	32,000	-	-	-	-	-	240,500
	2023	175,375	-	-	-	-	-	-	175,375
Robert Morgan	2025	200,400	41,750	-	61,794	-	-	-	303,944
Vice President	2024	152,100	25,000	-	-	-	-	-	177,100
	2023	140,625	-	-	-	-	-	-	140,625

(1)	Salary includes fees earned as Directors.
(2)

Stock Awards and Options Awards include fees earned as Directors. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as directors.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2025, 38,000 Stock Options were vested and outstanding, and 38,000 stock options were unvested and outstanding to directors John Swallow, Grant Brackebusch, Kevin Shiell, Richard Beaven, and Carolyn Turner.

Outstanding Equity Awards at Fiscal Year-end Table

Name & Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
John Swallow, President, CEO, & Chairman	11,500	(1)	11,500	(2)	-	$11.50	1/17/2028	-	-	-	-
Grant Brackebusch, CFO & Vice President	11,500	(1)	11,500	(2)	-	$11.50	1/17/2028	-	-	-	-
Kevin Shiell, Director	5,000	(1)	5,000	(2)	-	$11.50	1/17/2028	-	-	-	-
Richard Beaven, Director	5,000	(1)	5,000	(2)	-	$11.50	1/17/2028	-	-	-	-
Carolyn Turner, Director	5,000	(1)	5,000	(2)	-	$11.50	1/17/2028	-	-	-	-
(1)	Options were granted on January 15, 2025 and 50% vested on 6/30/25 and 50% vested on 12/31/25
(2)	Options were granted on January 15, 2025 and 50% vest on 6/30/26 and 50% vest on 12/31/26

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Option Exercises and Stock Vested

During the year ended December 31, 2025, there were 9,000 stock options exercised for cash by the Company’s Named Executive Officers.

CEO Pay Ratio

The total annual compensation of the Company’s CEO for 2025 was $442,528 and the total compensation for the median employee for 2025 was $119,402. The ratio of CEO pay to the pay of the Company’s median employee was 3.71 to 1.

Director Compensation

Director Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kevin Shiell	2025	20,500	10,250	-	47,534	-	-	-	78,284
Director	2024	17,500	-	-	-	-	-	-	17,500
	2023	9,000	-	-	-	-	-	-	9,000
Richard Beaven	2025	20,500	10,250	-	47,534	-	-	-	78,284
Director	2024	17,500	-	-	-	-	-	-	17,500
	2023	9,000	-	-	-	-	-	-	9,000
Carolyn Turner	2025	20,500	10,250	-	47,534	-	-	-	78,284
Director	2024	17,500	-	-	-	-	-	-	17,500
	2023	5,000	-	-	-	-	-	-	5,000

No additional fees are paid for attendance at Board of Directors’ meetings, committee membership or committee chairmanship. On occasion, Directors are retained for consulting services unrelated to their duties as Directors. These consulting services are either paid in cash or with unregistered Common Stock according to the Company’s policy for share-based payment of services.

The Company does not offer a retirement plan for its directors, and there is no agreement, plan, or arrangement that provides for payments to Directors in connection with resignation, retirement, termination, or a change in control of the Company.

Equity Incentive Plan

In May 2023, an equity incentive plan, known as the 2023 Equity Incentive Compensation Plan, was voted on and approved by the Company's shareholders. This plan allows for the issuance of up to 1,225,600 shares of the Company’s common stock in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights, restricted stock, restricted stock units, and performance shares. As of December 31, 2025, 400,000 stock options had been granted under this plan.

As of December 31, 2025, the number of securities to be issued upon exercise of outstanding options, or upon future issuance under each plan, is as follows:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
2014 Equity Incentive Compensation Plan approved by the board	0	0	0
2023 Equity Incentive Compensation Plan approved by the board and shareholders	329,375	$11.50	825,600
Equity compensation plans not approved by the board	0	0	0
Total	329,375	$11.50	825,600

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information as of April 20, 2026 regarding the shares of Company’s common stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company’s common stock; (ii) each Director of the Company; (iii) the Named Executive Officers; and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to the shares of the Company common stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,048,456 (a)	6.53%
Common	State Street Corporation One Congress St, Suite 1 Boston, MA 02114	890,401 (b)	5.55%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	John Swallow c/o 201 N. Third Street Coeur d’Alene, ID 83814	666,090 (c)	4.15%
Common	Grant Brackebusch c/o 201 N. Third Street Coeur d’Alene, ID 83814	129,052 (d)	0.80%
Common	Kevin Shiell c/o 201 N. Third Street Coeur d’Alene, ID 83814	59,016 (e)	0.37%
Common	Richard Beaven c/o 201 N. Third Street Coeur d’Alene, ID 83814	21,183 (f)	0.13%
Common	Carolyn Turner c/o 201 N. Third Street Coeur d’Alene, ID 83814	10,980 (g)	0.07%
Common	Robert Morgan c/o 201 N. Third Street Coeur d’Alene, ID 83814	46,796 (h)	0.29%
Common	Monique Hayes c/o 201 N. Third Street Coeur d’Alene, ID 83814	15,393 (i)	0.10%
Common	All Directors and Executive Officers as a group (7 individuals)	948,510	5.91%

(1) Based upon 15,808,359 outstanding shares of common stock, vested options to purchase 47,500 shares of common stock, and unvested options to purchase 200,000 shares of common stock at April 20, 2026.

a)	From the Schedule 13G/A filed on 1/21/26 by the beneficial owner.
b)	From the Schedule 13G filed on 2/9/26 by the beneficial owner.
c)	Consists of 654,590 shares of common stock and vested options to purchase 11,500 shares of common stock.
d)	Consists of 117,552 shares of common stock and vested options to purchase 11,500 shares of common stock.
e)	Consists of 49,016 shares of common stock, vested options to purchase 5,000 shares of common stock and unvested options to purchase 5,000 shares of common stock.
f)	Consists of 11,183 shares of common stock, vested options to purchase 5,000 shares of common stock and unvested options to purchase 5,000 shares of common stock.
g)	Consists of 980 shares of common stock, vested options to purchase 5,000 shares of common stock and unvested options to purchase 5,000 shares of common stock.
h)	Consists of 33,796 shares of common stock, vested options to purchase 6,500 shares of common stock and unvested options to purchase 6,500 shares of common stock.
i)	Consists of 8,893 shares of common stock and vested options to purchase 6,500 shares of common stock.

None of the Directors or officers has the right to acquire any additional securities pursuant to options, warrants, conversion privileges or other rights. No shares are pledged as security.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, the Company is providing the following information on the relationship between Compensation Actually Paid (“CAP”) and Idaho Strategic Resources Inc.’s performance for its NEOs (including the Principal Executive Officer, or (“PEO”)) and total shareholder return, which is defined as the change in the value of an investment in the Company’s common stock of $100 at January 1, 2023 through the end of the fiscal year in column 1 of the table below (the “TSR”). The definition of CAP and TSR are mandated by Item 402 and are not used by the Compensation Committee in its pay-for-performance assessments. See the "Compensation Discussion and Analysis" section for a discussion on IDR’s executive compensation philosophy, incentive programs and practices and policies that align the interests of the Company’s NEOs to those of its shareholders.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (3)	Average Compensation Actually Paid to non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income
2025	$442,528	$892,442	$373,236	$725,343	$685.10	$16,631,198
2024	$240,500	$240,500	$208,800	$208,800	$173.23	$8,753,377
2023	$167,042	$167,042	$158,000	$158,000	$107.61	$1,073,449

(1)	Amount for John Swallow, the Company’s CEO, in 2025, 2024 and 2023 from the Summary Compensation Table (“SCT”) above.
(2)	No adjustments from SCT to CAP for 2023 and 2024 since stock option awards granted (if any) during the respective year vested immediately. Adjustments have been made in 2025 from SCT to CAP to capture the fair value of the stock options that vested on 6/30/2025 and 12/31/2025 as well as the stock options that were unvested as of 12/31/2025. These fair value adjustments are estimates, and do not reflect the PEO’s actual take home amount from the stock options.
(3)	Amount for the average of Mr. Brackebusch and Mr. Morgan, the Company’s non-PEO NEOs in 2025, 2024 and 2023 from the SCT above.
(4)	No adjustments from SCT to CAP for 2023 and 2024 since stock option awards granted (if any) during the respective year vested immediately. Adjustments have been made in 2025 from SCT to CAP to capture the fair value of the stock options that vested on 6/30/2025 and 12/31/2025 as well as the stock options that were unvested as of 12/31/2025. These fair value adjustments are estimates, and do not reflect the non-PEO NEO’s actual take home amount from the stock options.
(5)	The TSR is based upon the change in value of $100 invested on the first trading day of 2023 to the end of the respective year reported.

Fair value of awards was computed in accordance with Financial Accounting Standards Codification Topic 718.

Relationship between Compensation Actually Paid to the Company’s PEO and the Average of the Compensation Actually Paid to the non-PEO NEOs and the Company’s Net Income. From 2023 to 2025, the compensation actually paid to the Company’s PEO and the average of the compensation actually paid to the non-PEO NEOs increased by 434% and 359%, respectively, compared to a 1,449% increase in net income over the same time period. The increase in net income is due to increased gold production as well as higher realized gold prices on ounces sold. Net income included in the Pay Versus Performance table is calculated in accordance with GAAP.

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Total Shareholder Return. From 2023 to 2025, the total shareholder return increased 537% from $107.61 to $685.10.

Policy for the Grant of Awards Close to the Release of Material Nonpublic Information

The Company has no written program, plan, or practice for timing the grant of stock-based awards relative to the release of material non-public information or other corporate events. However, the Company considers disclosure requirements for grants and generally prohibits grants within four days before or after the release of material non-public information. All equity grants to executive officers are approved by the compensation committee at regularly scheduled meetings, by a special meeting, or by unanimous written consent. The grant date is the meeting date, or a fixed, future date specified at the time of the grant. If the Company grants options in the future, it is anticipated that the grant would be consistent with applicable laws and current cadence for granting equity awards. Under the terms of the 2023 Equity Incentive Compensation Plan, the fair market value of any award is determined by the closing price of the Company’s common stock on the NYSE on the date of grant or a fixed, future date specified at the time of grant.

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PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Assure CPA, LLC to be the Company’s Independent Registered Public Accounting Firm for the ensuing year. The Company does not expect a representative of Assure CPA, LLC to be present at the Annual Meeting and therefore will not be making a statement or available to respond to questions.

This proposal seeks shareholder ratification of the appointment of Assure CPA, LLC

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the annual financial statements included in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2025 and December 31, 2024 and the review for the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years, were $87,790 and $83,000, respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under Audit Fees above.

Tax Fees

The Company paid $10,000 in 2025 and $8,350 in 2024 to the Company's principal accountant for tax compliance, tax advice, and tax planning services.

All Other Fees

$3,525 in other fees were incurred during 2025 and $2,550 in 2024 for other services rendered by the Company’s principal accountant.

Audit Committee Pre-Approval Policies

The Board of Directors has adopted a pre-approval policy for the audit committee. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.

With respect to this proposal, you may vote “for,” “against,” or “abstain” from voting on this proposal. If you “abstain” from voting with respect to this proposal, your vote will have no effect on this proposal. Broker non-votes will have no effect on the outcome of this vote. All proxies executed and returned without an indication of how shares should be voted will be voted in favor of the ratification of the appointment of the independent registered public accounting firm.

“RESOLVED, that the shareholders of Idaho Strategic Resources, Inc. ratify the appointment of Assure CPA, LLC as the independent registered public accounting firm.”

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The principal executive office of the Company is located at 201 N 3rd St, Coeur d’Alene, ID 83814, and the telephone number at this address is (208) 625-9001. The Company’s common stock is traded on the NYSE American under the symbol “IDR.”

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and other information with the SEC. As an electronic filer, the Company’s public filings are maintained on the SEC’s website, which contains reports, proxy statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov.

The Company’s 2025 Annual Report on Form 10-K, including financial statements and schedules, is included with this proxy statement.

Idaho Strategic maintains a website at www.idahostrategic.com, from which you can access the reports filed with the SEC. The Company’s committee charters and other important corporate governance documents are also available on the Company’s website.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by SEC rules) will not be deemed incorporated, unless specifically provided otherwise in such filing.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

Annual Report on Form 10-K

A. Form of Proxy

By Order of the Board of Directors,

/s/ John Swallow

John Swallow
Chairman of the Board

Idaho Strategic Resources, Inc. 201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 1, 2026

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APPENDIX A

Form of Proxy Card

IDAHO STRATEGIC RESOURCES, INC.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93902-P50033

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

IDAHO STRATEGIC RESOURCES, INC.

The Board of Directors recommends a vote FOR the following:

1. Election of Directors.	For	Withhold
1a. John Swallow	☐	☐
1b. Grant Brackebusch	☐	☐
1c. Kevin Shiell	☐	☐
1d. Richard Beaven	☐	☐
1e. Carolyn Turner	☐	☐

The Board of Directors recommends a vote FOR proposal 2.

	For	Against	Abstain
2. Ratification of the appointment of Company's Independent registered public accounting firm for the ensuing year. Ratification of the appointment of Assure CPA, LLC.	☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Supplement Annual Report on Form 10-K are available at www.proxyvote.com.

V93903-P50033

IDAHO STRATEGIC RESOURCES, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints each of John Swallow and Monique Hayes with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Idaho Strategic Resources, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Company's office located at 201 N. 3rd St., Coeur d'Alene, Idaho on June 10, 2026 at 9:00 a.m. local time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. **If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side for the Board of Directors, and FOR Proposal 2.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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